Exhibit 99.1
COMPASS Pathways appoints Daphne Karydas to its Board of Directors

London, UK, September 18, 2023

COMPASS Pathways plc (Nasdaq: CMPS) (“COMPASS”), a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health, today announced the appointment of Daphne Karydas to its Board of Directors, effective September 18, 2023. Ms. Karydas is President and Chief Financial Officer at Flare Therapeutics Inc., a privately held biotechnology company targeting transcription factors to discover precision medicines for cancer and other diseases.

“Daphne is an ideal match for the COMPASS Pathways Board of Directors as we progress our phase 3 COMP360 psilocybin program in treatment-resistant depression and our phase 2 programs in anorexia nervosa and post-traumatic stress disorder,” said George Goldsmith, Chairman of the COMPASS Pathways Board of Directors. “Her deep industry experience, her interdisciplinary approach to implementing growth strategies for biopharma, and her understanding of investor priorities will help ensure that the company is on firm financial and strategic ground as we seek to bring much needed innovation to patients suffering with serious mental health conditions. We are delighted to welcome her.”

“I am excited to join the COMPASS board as the company advances its pioneering COMP360 psilocybin program,” said Ms. Karydas. “Its recent impressive fundraising round was validation of both the potential of psychedelic medicine and the rigorous, evidence-based approach the company is pursuing. I am looking forward to working with the board and the executive team, and doing my part to advance COMPASS’s mission.”

Ms. Karydas has over two decades of experience serving in financial and operations leadership roles with biopharmaceutical and asset management companies. Prior to joining Flare Therapeutics in October 2021, Ms. Karydas served as Chief Financial Officer and Treasurer of Syndax Pharmaceuticals, Inc., and in financial and strategy roles at Allergan plc, serving as Senior Vice President, Corporate Financial Planning & Analysis and Strategy at the time of the company’s acquisition by AbbVie in May 2020. She also previously held healthcare analyst roles with JPMorgan Asset Management, The Boston Company Asset Management, and Goldman Sachs Asset Management, and was a vice president in the healthcare group of the investment banking division of Goldman, Sachs & Co.

In addition to her experience as an executive, Ms. Karydas also serves as a board member of Mineralys Therapeutics, a clinical-stage biopharmaceutical company focused on developing medicines to target hypertension, chronic kidney disease and other diseases driven by abnormally elevated aldosterone. She previously served on the board of LogicBio Therapeutics, a clinical-stage genomic medicine company that was acquired in 2022 by the rare disease business group within AstraZeneca, and Elicio Therapeutics, Inc., a biotechnology company focused on lymph-node targeted immunotherapies to defeat cancer and infectious diseases.

Exhibit 99.1
Ms. Karydas earned BS and MS degrees in chemical engineering from the Massachusetts Institute of Technology and worked as a chemical engineer at Merck & Co. following her studies. She earned her MBA from Harvard Business School.

About COMPASS Pathways
COMPASS Pathways plc (Nasdaq: CMPS) is a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health. Our focus is on improving the lives of those who are suffering with mental health challenges and who are not helped by current treatments. We are pioneering the development of a new model of psilocybin therapy, in which our proprietary formulation of synthetic psilocybin, COMP360, is administered in conjunction with psychological support. COMP360 has been designated a Breakthrough Therapy by the U.S. Food and Drug Administration (FDA) and has received Innovative Licensing and Access Pathway (ILAP) designation in the UK for treatment-resistant depression (TRD). We have commenced a phase 3 clinical program of COMP360 psilocybin therapy in TRD, the largest randomized, controlled, double-blind psilocybin therapy clinical program ever conducted. Previously, we completed a phase 2b study with top line data showing a statistically significant (p<0.001) and clinically relevant improvement in depressive symptom severity after three weeks for patients who received a single 25mg dose of COMP360 psilocybin with psychological support. We are also conducting phase 2 clinical studies of COMP360 psilocybin therapy for post-traumatic stress disorder (PTSD) and anorexia nervosa. COMPASS is headquartered in London, UK, with offices in New York and San Francisco in the United States. Our vision is a world of mental wellbeing. www.compasspathways.com.

Forward-looking statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, forward-looking statements can be identified by terminology such as “will”, “may”, “might”, “could”, “would”, “should”, “expect”, “intend”, “plan”, “objective”, “anticipate”, “believe”, “contemplate”, “estimate”, “predict”, “potential”, “continue” and “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things, our expectations regarding our financial position and funding requirements; COMPASS’s expectations regarding its ongoing preclinical work and clinical trials and development efforts, the potential for COMPASS’s pivotal phase 3 program or other trials to support regulatory filings and approvals; and our expectations regarding the potential benefits of our COMP360 psilocybin treatment. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond COMPASS’s control and which could cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements.

Exhibit 99.1
These risks, uncertainties, and other factors include, among others: market risks and other market conditions; clinical development is lengthy and expensive process with uncertain outcomes, and therefore our clinical trials may be delayed or terminated and may be more costly than expected; we will require substantial additional funding to achieve our business goals and if we are unable to obtain this funding when needed and on acceptable terms, we could be forced to delay, limit or terminate our product development efforts; our efforts to obtain marketing approval from the applicable regulatory authorities in any jurisdiction for COMP360 or any of future product candidates may be unsuccessful; establishing, maintaining, defending and enforcing our patents and other intellectual property rights covering our investigational COMP360 psilocybin therapy may be challenging and costly and our efforts to protect our patents and other intellectual property rights may be unsuccessful; our efforts to commercialize and to obtain coverage and reimbursement for our investigational COMP360 psilocybin therapy, if approved, may be unsuccessful; and those risks and uncertainties described under the heading “Risk Factors” in COMPASS’s most recent annual report on Form 10-K or quarterly report on Form 10-Q and in other reports we have filed with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, COMPASS disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. These forward-looking statements are based on COMPASS’s current expectations and speak only as of the date hereof.